Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of financial income (expense) [Table Text Block]
	2012	2011	2010
Interest income	126	185	265
Interest expense	(2,065)	(875)	(2,136)
Depreciation of prepaid expenses on debt grant	(31)	(224)	(920)
Changes in fair value of the 2007 Convertible Debentures	(282)	1,301	(3,434)
Changes in fair value of the warrants	(92)	1,133	(2,618)
Impact from the January 2012 Exchange Agreement	(2,250)
Total	(4,594)	1,522	(8,844)